EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TOSECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Maui General Store, Inc. (the “Company”) on Form 10-QSB for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard H. Miller, the Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard H. Miller
Richard H. Miller
Chief Operating Officer
Dated: November 13, 2003